Putnam
Municipal
Income Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-04

[GRAPHIC OMITTED: BANK]

[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. Beginning with this month's reports, we inform you of any changes during the prior year among the Portfolio Leader and Portfolio Members of your fund's management team. Additionally, we list the other fund management responsibilities of your fund's Portfolio Leader and Portfolio Members. This new information, which you can find following the Outlook for Your Fund, complements the expense, risk, and portfolio turnover comparisons we added to the reports earlier this year.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by the independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Municipal Income Fund delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for the rest of the fund's fiscal year.

As always, we thank you for your support of the Putnam Funds.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 17, 2004


Report from Fund Management

Fund highlights

* For the six months ended September 30, 2004, Putnam Municipal Income Fund's class A shares had a total return of 1.53% without sales charges and -3.02% with maximum sales charge reflected.

* The fund's benchmark, the Lehman Municipal Bond Index, returned 1.42% for the period.

* The average return for the fund's Lipper category, General Municipal Debt Funds, was 1.08%.

* See the Performance Summary beginning on page 9 for additional fund performance, comparative performance, and Lipper data.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 9/30/04
--------------------------------------------------
Class A
(inception 5/22/98)        NAV       POP
--------------------------------------------------
6 months                  1.53%    -3.02%
--------------------------------------------------
1 year                    4.45     -0.24
--------------------------------------------------
5 years                  28.20     22.49
Annual average            5.09      4.14
--------------------------------------------------
10 years                 74.40     66.65
Annual average            5.72      5.24
--------------------------------------------------
Annual average
(life of fund)            6.48      6.16
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 4.50%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Performance commentary

High-yielding, lower-rated municipal bonds continued to outperform lower-yielding, higher-quality municipal bonds during the six months ended September 30, 2004. This is reflected in the fact that the fund's results at net asset value (NAV) were slightly ahead of returns for its benchmark. The fund invests in a mixture of bonds rated investment grade or higher and lower-quality, higher-yielding bonds, while the index is composed primarily of higher-quality bonds. Your fund's exposure to higher-yielding municipal bonds also helped it provide above-average results relative to its Lipper category. Because we had a relatively large commitment to a variety of California municipal bonds, the increase in demand that followed the recent upgrade in that state's credit rating also benefited the fund. However, performance was negatively affected by a distressed holding, discussed on page 5 of this report. We are maintaining our policy of broad diversification in an effort to spread out risks among issues that pay income exempt from federal income taxes.

FUND PROFILE

Putnam Municipal Income Fund seeks to provide as high a level of income free from federal income tax as we believe is consistent with preservation of capital. The fund invests in a nationally diversified portfolio of investment-grade municipal bonds and higher-yielding, lower-rated municipal bonds that give the portfolio higher income potential. The fund may be suitable for investors who are seeking tax-exempt income and are willing to accept the risks associated with below-investment-grade bonds.


Market overview

Over the past six months, which constitute the first half of your fund's 2005 fiscal year, the yield on the 10-year Treasury bond fell, and bond prices, which move in the opposite direction of yields, rose. In mid-March, just before the fiscal year began, the bond market had begun to anticipate a change in the Federal Reserve Board's monetary policy. Treasury bonds sold off sharply and pushed yields upward, as strong economic growth and rising corporate profitability increased the likelihood that the Fed would raise short-term interest rates at its June 30 meeting. Interestingly, when the Fed announced what had been a widely anticipated 25-basis-point increase, the bond market reversed course, and yields have since trended downward, despite two subsequent rate increases of 25 basis points each. Since July, long-term bond yields have fallen while, at the same time, short-term rates have risen. This has resulted in a flattening of the yield curve.

Among uninsured bonds and bonds rated A and below, yield spreads remained essentially flat for the period. However, these higher-yielding securities continued to provide attractive income streams that contributed to the fund's total return during the period. Municipal bonds issued by the State of California were generally strong performers. The state's economy improved to such an extent that three bond-rating agencies -- Moody's, Standard & Poor's, and Fitch -- upgraded the state's credit rating. Yields on tobacco settlement bonds rose sharply in the past six months, reflecting the uncertainty of ongoing legal battles. Airline-related industrial development bonds (IDBs) generally performed poorly as the industry continued to face financial difficulties that were made worse by record high oil prices.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 9/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.42%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.68%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S Treasury and agency
securities)                                                             0.04%
-------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index
(intermediate-maturity U.S. Treasury bonds)                            -0.18%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     -0.18%
-------------------------------------------------------------------------------
S&P Utilities Index (utilities stocks)                                  5.35%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                -5.92%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 9/30/04.
-------------------------------------------------------------------------------

Strategy overview

Because we believe that the Fed is likely to continue to raise short-term interest rates through mid-2005, we are positioning the portfolio more defensively. This involves shortening the fund's duration, which means reducing its sensitivity to changes in interest rates. As part of our effort to accomplish this, we have entered into swap agreements, an active strategy in which we swap a portion of the fixed interest payments received by the fund for floating-rate interest payments. The swaps potentially allow the fund to benefit from rising interest rates without requiring the sale of the fund's intermediate- or longer-term bonds to buy shorter-term bonds. Meanwhile, we continued to trim and diversify the fund's positions in uninsured bonds and bonds rated A and below, which have performed strongly. We maintained a neutral position in California municipal bonds, which were in high demand as that state got its fiscal house in order and its debt quality was upgraded by the major bond-rating agencies. The fund maintained its overweight position in tobacco settlement bonds. We sold some bonds while closely monitoring developments in that sector. The fund had less exposure to airline-related IDBs during the period than did its peers.

In previous fiscal years, the fund emphasized non-callable bonds -- bonds that the issuer is not permitted to redeem (or "call") before the maturity date. These issues performed well as rates fell through March 2004, but during the spring we began to moderate this position, selling non-callable bonds and purchasing callable issues scheduled to mature in the 15- to 20-year range. We believe callable bonds may perform better than non-callable bonds if interest rates rise and the yield curve flattens further.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                        3/31/04       9/30/04

Average effective
maturity in years         8.1           8.0

Duration in years         5.8           5.4

Footnote reads:
This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).

Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.


How fund holdings affected performance

During the reporting period, upgrades to the state of California's credit rating had a powerful effect on the prices of all bonds issued within the state. Bonds in many different categories benefited, as investor perceptions of all California debt improved. California State Department of Water Resources Power Supply revenue bonds are one insured California issue that appreciated during the period. Even when bonds are insured, increased investor demand can influence their price positively. Similarly, the fund's position in Certificates of Participation issued by Vallejo, California, for Marine World also rose in value. These bonds were issued to help build the theme park and have been in the portfolio for some time. The fundamentals affecting this issue remain unchanged, but demand is up.

Your fund's holdings in Golden State Tobacco Securitization bonds also served it well, even though most tobacco settlement bonds performed poorly during the reporting period. The payments from tobacco settlement bonds are secured by income promised to various states through settlements from tobacco companies. The income could suffer as a result of multibillion-dollar judgments against the companies and the market has been shifting, as earlier optimism was overshadowed by concern about the litigation environment. We remain watchful of the situation. However, the fund's Golden State tobacco settlement bonds are double-backed, once by the settlement and again by the state, which helped set this issue apart from similar bonds in other municipalities.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa -- 32.4%

Aa -- 4.3%

A -- 13.6%

Baa -- 29.4%

Ba -- 13.2%

B -- 2.7%

Other -- 4.4%

Footnote reads:
As a percentage of market value as of 9/30/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Even one distressed portfolio holding -- Valley Health System, California Hospital -- contributed positively to performance as a result of the California upgrade. We purchased revenue bonds issued for this three-hospital system in 1996, but it experienced stiff competition and revenue disappointments. We began selling portions of the position last year as the hospital system's outlook deteriorated. Our outlook for these bonds has not changed, but the recent increase in demand has enabled us to sell them at higher prices.

Although high-yield municipal securities performed well across the board during the past six months, there were a few individual securities that had a negative impact on the fund's performance. One example is Louisiana Local Government Environmental Facilities Community Development Authority Revenue Bonds for St. James Place, a continuing-care retirement community. We purchased these bonds early in 1996, but over time the system suffered from overly optimistic projections and marketing difficulties. We had been hopeful that a turnaround was possible. However, recently the fund joined the remaining bondholders in a tentative agreement to tender our bonds back to the issuer in exchange for a position in a newer bond that more closely reflects the issuer's current income.

This disappointment reinforces the importance we have been placing on diversification. As we have trimmed down large, older positions, we have been establishing smaller positions in a variety of holdings in different sectors. Real estate is one of the sectors we have favored, and we have been purchasing bonds associated with projects in a variety of geographic areas. These include real estate projects in Chula Vista, California and Las Vegas, Nevada. The projects have been performing well and our overall projections are for continued economic growth with low inflation, so we expect continued positive results, especially from projects in these rapidly growing areas.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


OF SPECIAL INTEREST

Merger with Putnam Tax-Free High Yield Fund proposed

The fund's Trustees have approved the merger of your fund into Putnam Tax-Free High Yield Fund, an open-end fund that, like your fund, invests mainly in bonds that pay interest exempt from federal income tax. Putnam Tax-Free High Yield Fund invests in a nationally diversified portfolio of lower-rated, higher-yielding municipal bonds and investment-grade municipal bonds. The proposed merger is expected to result in lower expenses for shareholders of your fund due to the larger asset base of the combined fund.

A prospectus/proxy statement containing more information about the proposed merger is expected to be sent to shareholders of your fund in the coming months. Completion of the merger is subject to a number of conditions, including approval by shareholders of your fund at a shareholder meeting.

This report is not an offer to sell, nor a solicitation of an offer to buy, shares of any fund, nor is it a solicitation of a proxy. To receive a free copy of the prospectus/proxy statement relating to the proposed merger (which contains important information about fees, expenses, and risk considerations) after a registration statement has been filed with the SEC and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement will also be available without charge on the SEC's Web site (www.sec.gov). Read the prospectus/proxy statement carefully before making any investment decisions.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

In an environment of rising short-term interest rates, yields on long-term bonds have fallen, and judging from the flattening yield curve, the bond market appears to have largely shrugged off the recent Fed rate hikes. However, we believe that interest rates all along the yield curve are more likely to rise than fall. We anticipate greater increases for bonds with shorter maturities because we believe the Fed will continue to raise short-term rates incrementally through mid-2005. This also suggests further flattening of the yield curve. We plan to monitor the fund's duration and position the fund defensively. We believe inflation will remain low, despite the threat posed by high oil prices. We also anticipate the GDP growth rate will slow during the next two quarters, as the effects of the Fed's tightening policy are felt.

In general, these signs indicate that we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attractive opportunities among tax-exempt securities, and to balance the pursuit of attractive current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Tax-free funds may not be suitable for IRAs and other non-taxable accounts.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Other funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. Additionally, the same group manages Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund, Putnam Tax-Free High Yield Fund, and Putnam Tax-Free Insured Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended September 30, 2004, Portfolio Member Richard Wyke left your fund's management team, and Portfolio Member James St. John joined your fund's management team.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended September 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (5/22/89)              (1/4/93)              (2/1/99)             (12/1/94)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
6 months                   1.53%     -3.02%      1.22%     -3.74%      1.14%      0.15%      1.40%     -1.84%
---------------------------------------------------------------------------------------------------------------
1 year                     4.45      -0.24       3.83      -1.15       3.78       2.78       4.19       0.82
---------------------------------------------------------------------------------------------------------------
5 years                   28.20      22.49      24.54      22.56      23.62      23.62      26.61      22.44
Annual average             5.09       4.14       4.49       4.15       4.33       4.33       4.83       4.13
---------------------------------------------------------------------------------------------------------------
10 years                  74.40      66.65      64.51      64.51      61.29      61.29      69.90      64.37
Annual average             5.72       5.24       5.10       5.10       4.90       4.90       5.44       5.10
---------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.48       6.16       5.77       5.77       5.66       5.66       6.15       5.92
---------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.50% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


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COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/04
------------------------------------------------------------------
                                                 Lipper General
                               Lehman            Municipal Debt
                               Municipal         Funds category
                               Bond Index        average*
------------------------------------------------------------------
6 months                        1.42%             1.08%
------------------------------------------------------------------
1 year                          4.59              3.95
------------------------------------------------------------------
5 years                        38.75             31.97
Annual average                  6.77              5.69
------------------------------------------------------------------
10 years                       92.53             75.40
Annual average                  6.77              5.76
------------------------------------------------------------------
Annual average
(life of fund)                  7.11              6.39
------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 9/30/04, there were 299, 299, 230, and 128 funds, respectively, in this Lipper category.

------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 9/30/04
------------------------------------------------------------------------------------------------------------
                                            Class A         Class B           Class C          Class M
------------------------------------------------------------------------------------------------------------
Distributions (number)                         6                6                6                6
------------------------------------------------------------------------------------------------------------
Income 1                                   $0.198670        $0.172824        $0.166642        $0.187896
------------------------------------------------------------------------------------------------------------
Capital gains 1                                --               --               --               --
------------------------------------------------------------------------------------------------------------
Total                                      $0.198670        $0.172824        $0.166642        $0.187896
------------------------------------------------------------------------------------------------------------
Share value:                             NAV       POP         NAV              NAV         NAV       POP
------------------------------------------------------------------------------------------------------------
3/31/04                                $8.74     $9.15       $8.74            $8.75       $8.74     $9.03
------------------------------------------------------------------------------------------------------------
9/30/04                                 8.67      9.08        8.67             8.68        8.67      8.96
------------------------------------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------------------------------------
Current dividend rate 2                4.33%     4.14%       3.73%            3.58%       4.08%     3.95%
------------------------------------------------------------------------------------------------------------
Taxable equivalent 3                   6.66      6.37        5.74             5.51        6.28      6.08
------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield
(with expense limitation) 4            3.86      3.69        3.27             3.11        3.61      3.50
------------------------------------------------------------------------------------------------------------
Taxable equivalent 3,4                 5.94      5.68        5.03             4.78        5.55      5.38
------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield
(without expense limitation)           3.80      3.62        3.20             3.05        3.55      3.44
------------------------------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 35% federal tax rate for 2004. Results for investors subject to lower tax rates would not be advantageous.

4 For a portion of the period, this fund limited expenses, without which yields would have been lower. Based only on investment income, calculated using SEC guidelines.


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses may have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Municipal Income Fund from April 1, 2004, to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 9/30/04
------------------------------------------------------------------------------
                                   Class A     Class B     Class C     Class M
------------------------------------------------------------------------------
Expenses paid per $1,000*            $4.55       $7.57       $8.32       $5.81
------------------------------------------------------------------------------
Ending value (after expenses)    $1,015.30   $1,012.20   $1,011.40   $1,014.00
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2004, use the calculation method below. To find the value of your investment on April 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 04/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

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HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 4/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $4.55 (see table above) = $45.50
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 9/30/04
-----------------------------------------------------------------------------
                                  Class A     Class B     Class C     Class M
-----------------------------------------------------------------------------
Expenses paid per $1,000*           $4.56       $7.59       $8.34       $5.82
-----------------------------------------------------------------------------
Ending value (after expenses)   $1,020.56   $1,017.55   $1,016.80   $1,019.30
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                                 Class A    Class B    Class C    Class M
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio                       0.90%      1.50%      1.65%      1.15%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+        0.90%      1.50%      1.65%      1.15%
-----------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 9/30/04. For class B, C, and M shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

-----------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-----------------------------------------------------------------------------
                             2004       2003       2002       2001       2000
-----------------------------------------------------------------------------
Putnam Municipal
Income Fund                   19%        32%        16%        13%        14%
-----------------------------------------------------------------------------
Lipper General Municipal
Debt Funds category average   54%        45%        47%        49%        98%
-----------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on March 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk   0.18

Municipal bond
fund average       0.22

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.50% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of Treasury bonds with maturities between 1 and 10 years.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Utilities Index is an unmanaged index of common stock issued by utilities companies.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
September 30, 2004 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FRB                   Floating Rate Bonds
FSA                   Financial Security Assurance
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
MBIA                  MBIA Insurance Company
VRDN                  Variable Rate Demand Notes

Municipal bonds and notes (96.5%) (a)
Principal amount                                     Rating (RAT)         Value

Alabama (0.6%)
-------------------------------------------------------------------------------
    $4,640,000 Jackson Cnty., Hlth. Care Auth.
               Rev. Bonds,  5.7s, 5/1/19             BB+             $4,297,800

Arizona (1.4%)
-------------------------------------------------------------------------------
     3,300,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             3,473,250
     2,800,000 Cochise Cnty., Indl. Dev. Auth.
               Rev. Bonds (Sierra Vista Cmnty.
               Hosp.), 6.45s, 12/1/17                BB+/P            2,957,500
     2,000,000 Maricopa Cnty., Poll. Control
               Rev. Bonds (Pub. Service - Palo
               Verde), Ser. A, 4s, 1/1/38            Baa2             2,012,500
     2,500,000 Navajo Cnty., Indl. Dev. Rev. Bonds
               (Stone Container Corp.), 7.2s,
               6/1/27                                B/P              2,600,000
                                                                 --------------
                                                                     11,043,250

Arkansas (1.0%)
-------------------------------------------------------------------------------
     3,900,000 AR State Hosp. Dev. Fin. Auth.
               Rev. Bonds (Washington Regl. Med.
               Ctr.), 7 3/8s, 2/1/29                 Baa3             4,304,625
     3,415,000 Northwest Regl. Arpt. Auth.
               Rev. Bonds,  7 5/8s, 2/1/27           BB/P             3,688,200
                                                                 --------------
                                                                      7,992,825

California (14.3%)
-------------------------------------------------------------------------------
     5,000,000 Anaheim, Pub. Fin. Auth. Lease 144A
               Rev. Bonds (Pub. Impts.), Ser. A,
               FSA, 6s, 9/1/24                       Aaa              5,950,000
       425,000 Association of Bay Area Governments
               (ABAG) Fin. Auth. for Nonprofit
               Corps. Rev. Bonds (San Diego Hosp.
               Assn.), Ser. C, 5 3/8s, 3/1/21        Baa1               432,438
               CA Rev. Bonds
     1,250,000 (Adventist Hlth. Syst.), Ser. A, 5s,
               3/1/33                                A                1,229,688
     2,500,000 (Stanford Hosp. & Clinics), Ser. A,
               5s, 11/15/23                          A3               2,531,250
     2,000,000 CA State G.O. Bonds, 5.1s, 2/1/34     A                2,027,500
               CA State Dept. of Wtr. Resources
               Pwr. Supply  Rev. Bonds, Ser. A
    18,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             20,542,500
     7,000,000 5 1/2s, 5/1/11                        A2               7,892,500
     2,000,000 5 1/8s, 5/1/18                        A2               2,147,500
     3,650,000 CA State Econ. Recvy. G.O. Bonds,
               Ser. A, 5s, 7/1/17                    Aa3              3,891,813
     4,240,000 CA State Pub. Wks. Board Lease
               Rev. Bonds (Dept. of
               Corrections-State Prisons), Ser. A,
               AMBAC, 5s, 12/1/19                    Aaa              4,679,900
       900,000 Chula Vista, Cmnty. Fac. Dist.
               Special Tax (No. 07-I Otay Ranch
               Village Eleven), 5.8s, 9/1/28         BB-/P              921,375
    13,900,000 Corona, COP (Vista Hosp. Syst.),
               zero %, 7/1/29 (In default) (NON)     D/P                278,000
     2,960,000 Gilroy, Rev. Bonds (Bonfante Gardens
               Park), 8s, 11/1/25                    D/P              2,090,500
     5,000,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds, Ser. B, 5 5/8s,
               6/1/38                                A-               5,218,750
     1,400,000 LA Tax Alloc. Rev. Bonds (No. 5 &
               6), MBIA, 5 1/4s, 2/1/19              Aaa              1,580,250
     1,215,000 Lancaster, Fin. Auth. Tax Alloc.
               Rev. Bonds (No. 5 & 6), MBIA, 5s,
               2/1/16                                Aaa              1,345,613
               Orange Cnty., Cmnty. Fac. Dist.
               Special Tax
     1,240,000 (No. 03-1 Ladera Ranch), Ser. A,
               5.4s, 8/15/21                         BB/P             1,260,150
     1,250,000 (No. 02-1 Ladera Ranch), Ser. A,
               5.55s, 8/15/33                        BB+/P            1,256,250
     5,600,000 Orange Cnty., Local Trans. Auth.
               Sales Tax IFB, 10.544s, 2/14/11       AA+              7,273,000
     4,000,000 Orange Cnty., Local Trans. Auth.
               Sales Tax Rev. Bonds, AMBAC, 6.2s,
               2/14/11                               Aaa              4,615,000
     1,700,000 Rancho Mirage, JT Powers Fin. Auth.
               Rev. Bonds (Eisenhower Med. Ctr.),
               5 7/8s, 7/1/26                        A3               1,785,000
    10,000,000 San Joaquin Hills, Trans. Corridor
               Agcy. Toll Rd. Rev. Bonds, 7.55s,
               1/1/10                                Aaa             11,862,500
     1,980,000 Santaluz Cmnty., Facs. Dist. No. 2
               Special Tax Rev. Bonds (Impt. Area
               No. 1), Ser. B, 6 3/8s, 9/1/30        BB+/P            2,029,500
     2,220,000 Sunnyvale, Special Tax Rev. Bonds
               (Cmnty. Fac. Dist. No. 1), 7 3/4s,
               8/1/32                                BB-/P            2,258,850
     4,815,000 Thousand Oaks, Cmnty. Fac. Dist.
               Special Tax Rev. Bonds (Marketplace
               94-1), zero %, 9/1/14                 B/P              2,371,388
    11,840,000 Vallejo, COP (Marine World
               Foundation), 7s, 2/1/17               BBB-/P          11,943,600
       750,000 Valley Hlth. Syst. Hosp. Rev. Bonds,
               Ser. A, 6 1/2s, 5/15/25               B+                 692,813
                                                                 --------------
                                                                    110,107,628

Colorado (0.9%)
-------------------------------------------------------------------------------
     3,310,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, Ser. A, 7 1/2s, 11/15/23  A                3,395,564
     3,000,000 Larimer Cnty., G.O. Bonds (Poudre
               Impt. - School Dist. No. 1), 7s,
               12/15/16                              Aa3              3,885,000
                                                                 --------------
                                                                      7,280,564

Connecticut (1.1%)
-------------------------------------------------------------------------------
               CT State Dev. Auth. Rev. Bonds
     1,302,223 (East Hills Woods), Ser. A, 7 3/4s,
               11/1/17                               B-/P             1,035,279
     1,000,000 (Elm Park Baptist), 5s, 12/1/13       BBB+             1,037,500
       147,496 (East Hills Woods), Ser. B, zero %,
               3/1/21                                B-/P                 4,425
     6,000,000 CT State Dev. Auth. Poll. Control
               Rev. Bonds (Western MA), Ser. A,
               5.85s, 9/1/28                         A3               6,322,500
                                                                 --------------
                                                                      8,399,704

District of Columbia (5.8%)
-------------------------------------------------------------------------------
    31,750,000 DC G.O. Bonds, Ser. A, 6 3/8s,
               6/1/26                                AAA             34,766,250
               DC Rev. Bonds (American Geophysical
               Union)
     4,200,000 5 7/8s, 9/1/23                        BBB              4,221,714
     3,095,000 5 3/4s, 9/1/13                        BBB              3,112,703
     3,000,000 DC Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/2s, 5/15/33           BBB              2,763,750
                                                                 --------------
                                                                     44,864,417

Florida (3.2%)
-------------------------------------------------------------------------------
     2,500,000 Cap. Trust Agcy. Rev. Bonds
               (Seminole Tribe Convention), Ser. A,
               10s, 10/1/33                          B/P              2,996,875
               CFM Cmnty. Dev. Dist. Rev. Bonds
     1,000,000 Ser. A, 6 1/4s, 5/1/35                BB-/P            1,021,250
       500,000 (Cap. Impt.), Ser. B, 5 7/8s, 5/1/14  BB-/P              508,750
     1,650,000 Escambia Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hosp. & Baptist
               Manor), 5 1/8s, 10/1/19               A3               1,656,188
     3,000,000 Highlands Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Adventist Sunbelt),
               Ser. A, 6s, 11/15/31                  A                3,213,750
     1,050,000 Lee Cnty., Indl. Dev. Auth. Hlth.
               Care Fac. Rev. Bonds (Shell Point
               Village), Ser. A, 5 1/2s, 11/15/29    BBB-             1,009,313
     2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.7s, 11/15/19                BB               2,072,500
     4,750,000 Orange Cnty., Hlth. Fac. Auth. IFB,
               9.69s, 10/1/14 (acquired 4/19/95,
               cost $6,129,272) (RES)                AAA/P            7,469,375
     1,300,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds  (Orlando Regl. Hlth.
               Care), 5 3/4s, 12/1/32                A2               1,366,625
     1,500,000 Reunion West, Cmnty. Dev. Dist.
               Special Assmt., 6 1/4s, 5/1/36        BB-/P            1,520,625
       500,000 Sterling Hill, Cmnty. Dev. Dist.
               Rev. Bonds, Ser. B, 5 1/2s, 11/1/10   BB-                507,500
       920,000 Verandah, West Cmnty. Dev. Dist.
               Rev. Bonds  (Cap. Impt.), Ser. B,
               5 1/4s, 5/1/08                        BB-/P              930,350
                                                                 --------------
                                                                     24,273,101

Georgia (1.0%)
-------------------------------------------------------------------------------
     4,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 11/30/08                 A2               4,205,000
               Rockdale Cnty., Dev. Auth. Solid
               Waste Disp. Rev. Bonds (Visay Paper,
               Inc.)
     1,600,000 7 1/2s, 1/1/26                        BB+/P            1,655,664
     1,800,000 7.4s, 1/1/16                          BB+/P            1,864,044
                                                                 --------------
                                                                      7,724,708

Illinois (1.4%)
-------------------------------------------------------------------------------
     1,745,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                  Caa2             1,286,938
               IL Hlth. Fac. Auth. Rev. Bonds
       575,000 (Cmnty. Rehab. Providers Fac.),
               8 1/4s, 8/1/12                        D/P                552,719
     2,470,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20 (Prerefunded)  AAA/P            2,631,736
       415,000 (Cmnty. Rehab. Providers Fac.),
               Ser. A, 7 7/8s, 7/1/20                D/P                334,075
     4,790,000 (Hindsdale Hosp.), Ser. A, 6.95s,
               11/15/13                              Baa1             5,604,300
                                                                 --------------
                                                                     10,409,768

Indiana (1.7%)
-------------------------------------------------------------------------------
     1,595,000 Anderson Indpt. School Bldg. Corp.
               Rev. Bonds (First Mtge.), FSA,
               5 1/2s, 7/15/25                       AAA              1,738,550
     2,605,000 IN State Office Bldg. Communication
               Facs. Rev. Bonds (Southeast Regl.
               Treatment Ctr.), Ser. E, AMBAC, 5s,
               7/1/26                                Aaa              2,663,613
     5,500,000 Indianapolis, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 5.1s,
               1/15/17                               Baa2             5,726,875
     3,000,000 Rockport, Poll. Control
               Rev. Bonds (Indiana-Michigan Pwr.),
               Ser. A, 4.9s, 6/1/25                  Baa2             3,131,250
                                                                 --------------
                                                                     13,260,288

Iowa (1.0%)
-------------------------------------------------------------------------------
     6,355,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           7,697,494

Kentucky (0.4%)
-------------------------------------------------------------------------------
     3,000,000 KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds (Norton Healthcare,
               Inc.), Ser. A, 6 5/8s, 10/1/28        BBB/P            3,195,000

Louisiana (2.9%)
-------------------------------------------------------------------------------
     5,700,000 LA Local Govt. Env. Fac. Cmnty. Dev.
               Auth. Rev. Bonds (St. James Place),
               Ser. A, 8s, 11/1/19                   B-/P             3,833,250
               LA Pub. Fac. Auth. Hosp. Rev. Bonds
     2,850,000 (Lake Charles Memorial Hosp.),
               8 5/8s, 12/1/30                       CCC/P            2,283,563
     5,000,000 (Franciscan Missionaries), FSA,
               5 3/4s, 7/1/18                        Aaa              5,912,500
     2,000,000 Port of New Orleans, Indl. Dev.
               Rev. Bonds (Continental Grain Co.),
               7 1/2s, 7/1/13                        BB-              2,035,520
     3,000,000 St. Charles Parish, Poll. Control
               Rev. Bonds, Ser. A, 4.9s, 6/1/30      Baa2             3,048,390
       900,000 Tangipahoa Parish Hosp. Svcs.
               Rev. Bonds  (North Oaks Med. Ctr.),
               Ser. A, 5s, 2/1/25                    A                  894,375
     4,000,000 W. Feliciana Parish, Poll. Control
               Rev. Bonds (Entergy Gulf States),
               Ser. B, 6.6s, 9/1/28                  Ba1              4,090,000
                                                                 --------------
                                                                     22,097,598

Maine (0.3%)
-------------------------------------------------------------------------------
     2,000,000 Rumford, Solid Waste Disp.
               Rev. Bonds  (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              2,072,500

Maryland (1.0%)
-------------------------------------------------------------------------------
     2,000,000 MD State Hlth. & Higher Edl. Fac.
               Auth. Rev. Bonds (Medstar Hlth.),
               5 3/8s, 8/15/24                       Baa2             2,027,500
     4,000,000 MD State Trans. Auth. VRDN
               (Baltimore/ Washington Arpt.), Class
               A, 1.7s, 7/1/13                       VMIG1            4,000,000
     2,000,000 Westminster, Econ. Dev. Rev. Bonds
               (Carroll Lutheran Village), Ser. A,
               6s, 5/1/24                            BB/P             2,032,500
                                                                 --------------
                                                                      8,060,000

Massachusetts (5.0%)
-------------------------------------------------------------------------------
     1,975,000 MA Dev. Fin. Agcy. Rev. Bonds
               (Semass Syst.), Ser. A, MBIA,
               5 5/8s, 1/1/12                        Aaa              2,236,688
               MA State G.O. Bonds
     5,285,000 Ser. C, 5 3/4s, 8/1/11                Aaa              6,117,388
     7,850,000 Ser. A, 5 3/4s, 8/1/09                Aaa              8,919,563
     3,380,000 MA State Dev. Fin. Agcy.
               Rev. Bonds (Lasell College), 6 3/4s,
               7/1/31                                B+               3,409,575
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     2,500,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             2,868,750
     2,000,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-             2,087,500
     3,900,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             4,124,250
     2,200,000 (Berkshire Hlth. Syst.), Ser. E,
               6 1/4s, 10/1/31                       BBB+             2,293,500
     2,700,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               2,818,125
     3,700,000 MA State Wtr. Resource Auth. VRDN
               (Multi-Modal), Ser. C, 1.8s, 8/1/20   VMIG1            3,700,000
                                                                 --------------
                                                                     38,575,339

Michigan (1.6%)
-------------------------------------------------------------------------------
       297,000 Ann Arbor, Econ. Dev. Corp. Ltd.
               Oblig. Rev. Bonds (Glacier Hills,
               Inc.), State & Local Govt.
               Coll., 8 3/8s, 1/15/19                AAA                396,866
     5,000,000 Dickinson Cnty., Econ. Dev. Corp.
               Rev. Bonds, 5 3/4s, 6/1/16            Baa2             5,400,000
     1,000,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3             1,010,000
     2,500,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               2,593,750
               MI State Strategic Fund Solid Waste
               Disp. Rev. Bonds
     1,000,000 (Genesee Pwr. Station), 7 1/2s,
               1/1/21                                B/P                883,750
     2,000,000 (SD Warren Co.), Ser. C, 7 3/8s,
               1/15/22                               BB/P             2,077,500
                                                                 --------------
                                                                     12,361,866

Minnesota (0.5%)
-------------------------------------------------------------------------------
     4,100,000 St. Paul, Hsg. & Hosp. Redev. Auth.
               Rev. Bonds (Healtheast), Ser. A,
               6 5/8s, 11/1/17                       Ba2              4,131,898

Mississippi (0.5%)
-------------------------------------------------------------------------------
     4,000,000 MS Bus. Fin. Corp. Poll. Control
               Rev. Bonds (Syst. Energy Resources,
               Inc.), 5 7/8s, 4/1/22                 Ba1              4,024,920

Missouri (1.3%)
-------------------------------------------------------------------------------
     3,000,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac. Rev. Bonds
               (St. Francis Med. Ctr.),
               Ser. A, 5 1/2s, 6/1/32                A                3,071,250
     2,500,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (BJC Hlth. Syst.),
               5 1/4s, 5/15/32                       Aa2              2,562,500
     4,295,000 MO State Hlth. & Edl. Fac. Auth.
               VRDN (Cox Hlth. Syst.), AMBAC, 1.8s,
               6/1/22                                VMIG1            4,295,000
                                                                 --------------
                                                                      9,928,750

Montana (0.5%)
-------------------------------------------------------------------------------
     3,325,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               12/30/08                              Aaa              3,578,531

Nevada (1.5%)
-------------------------------------------------------------------------------
     2,000,000 Clark Cnty., Rev. Bonds, Ser. B,
               FGIC, 5 1/4s, 7/1/20                  Aaa              2,142,500
     3,745,000 Clark Cnty., Arpt. Rev. Bonds,
               Ser. B, FGIC, 5 1/4s, 7/1/19          Aaa              4,053,963
     1,000,000 Clark Cnty., Impt. Dist. Special
               Assmt.  (Dist. No. 142), 6 3/8s,
               8/1/23                                BB-              1,013,750
               Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14)
       700,000 5.8s, 3/1/23                          BB-/P              716,625
     2,250,000 4s, 3/1/08                            BB-/P            2,264,063
               Las Vegas, Local Impt. Board Special
               Assmt.
       200,000 (Dist. No. 607), 5.9s, 6/1/18         BB-/P              205,500
     1,000,000 (Special Impt. Dist. No. 607), 6s,
               6/1/19                                BB-/P            1,030,110
                                                                 --------------
                                                                     11,426,511

New Hampshire (2.1%)
-------------------------------------------------------------------------------
               NH Higher Ed. & Hlth. Fac. Auth.
               Rev. Bonds
       880,000 (Havenwood-Heritage Heights), 7.1s,
               1/1/06                                BB-/P              896,500
     3,000,000 (Rivermead at Peterborough), 5 3/4s,
               7/1/28                                BB/P             2,801,250
               NH State Bus. Fin. Auth. Rev. Bonds
       500,000 (Alice Peck Day Hlth. Syst.),
               Ser. A, 7s, 10/1/29                   BBB-/P             503,125
     1,810,000 (Franklin Regl. Hosp. Assn.),
               Ser. A, 6.05s, 9/1/29                 BB-/P            1,708,188
               NH State Bus. Fin. Auth. Poll.
               Control Rev. Bonds
     7,000,000 (Pub. Svc. Co.), Ser. D, 6s, 5/1/21   A3               7,332,500
     2,600,000 3 1/2s, 7/1/27                        Baa2             2,609,750
                                                                 --------------
                                                                     15,851,313

New Jersey (3.3%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
     4,400,000 (Newark Arpt. Marriot Hotel), 7s,
               10/1/14                               Ba3              4,532,000
     2,405,000 (1st Mtge.-Cranes Hill), Ser. A, 7s,
               2/1/10                                BB-/P            2,492,181
     5,000,000 (Motor Vehicle), Ser. A, MBIA, 5s,
               7/1/27                                Aaa              5,181,250
       900,000 NJ Econ. Dev. Auth. Special Fac.
               Rev. Bonds (Continental Airlines,
               Inc.), 6 1/4s, 9/15/29                B                  664,875
     6,000,000 NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds (Gen. Hosp. Ctr.-Passaic
               Inc.), FSA, 6 3/4s, 7/1/19            Aaa              7,597,500
     1,250,000 NJ State Ed. Fac. Auth. Rev. Bonds
               (Stevens Inst. of Tech.), Ser. C,
               5 1/8s, 7/1/22                        Baa1             1,296,875
     1,970,000 NJ State Tpk. Auth. Rev. Bonds,
               Ser. C, MBIA, 6 1/2s, 1/1/16          Aaa              2,413,250
     1,535,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, 6 1/4s, 6/1/43            BBB              1,364,231
                                                                 --------------
                                                                     25,542,162

New Mexico (0.2%)
-------------------------------------------------------------------------------
     1,740,000 Farmington, Poll. Control Mandatory
               Put Bonds (Pub. Svc. San Juan),
               Class B, 2.1s, 4/1/06                 Baa2             1,731,300

New York (10.9%)
-------------------------------------------------------------------------------
     2,000,000 Albany, Indl. Dev. Agcy.
               Rev. Bonds (Charitable Leadership),
               Ser. A, 5 3/4s, 7/1/26                Baa3             2,065,000
    10,000,000 Long Island, Pwr. Auth. NY Elec.
               Syst. IFB, Ser. 66, MBIA, 8.51s,
               4/1/10 (acquired 11/3/98, cost
               $11,298,800) (RES)                    AAA             11,937,500
     7,000,000 Long Island, Pwr. Auth. NY Elec.
               Syst. Rev. Bonds, Ser. A, 5 3/4s,
               12/1/24                               A-               7,507,500
     9,580,000 Metro. Trans. Auth. Rev. Bonds,
               FGIC, 5 1/2s, 7/1/15                  Aaa             11,172,675
     7,500,000 NY City, G.O. Bonds, Ser. C, 5 1/2s,
               8/1/12                                A2               8,465,625
     2,800,000 NY City, State Dorm. Auth. Lease
               Rev. Bonds (Court Fac.), 6s, 5/15/39  A                3,031,000
               NY State Dorm. Auth. Rev. Bonds
    10,785,000 (Personal Income Tax), FGIC, 5 1/2s,
               3/15/12                               Aaa             12,389,269
     4,350,000 (NY U.), Ser. B, MBIA, 5s, 7/1/11     Aaa              4,855,688
     5,000,000 NY State Energy Research & Dev.
               Auth. Poll. Control Rev. Bonds
               (Lilco), Ser. B, 5.15s, 3/1/16        A1               5,121,250
    10,000,000 NY State Env. Fac. Corp. Poll.
               Control Rev. Bonds (State Wtr.
               Sub-Revolving Fund), Ser. E, MBIA,
               6s, 6/15/10                           Aaa             11,650,000
     1,500,000 Oneida Cnty., Indl. Dev. Agcy.
               Rev. Bonds  (St. Elizabeth Med.),
               Ser. A, 5 7/8s, 12/1/29               BB-/P            1,342,500
     3,900,000 Onondaga Cnty., Indl. Dev. Agcy.
               Rev. Bonds (Solvay Paperboard, LLC),
               7s, 11/1/30                           BB-/P            4,114,500
                                                                 --------------
                                                                     83,652,507

North Carolina (4.1%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
     2,200,000 Ser. B, FGIC, 6.42s, 1/1/25           Aaa              2,648,250
     3,800,000 Ser. B, FGIC, 6s, 1/1/22              Aaa              4,626,500
    10,000,000 Ser. B, MBIA, 6s, 1/1/22              Aaa             12,175,000
     5,250,000 AMBAC, 6s, 1/1/18                     Aaa              6,372,188
     5,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             5,618,750
                                                                 --------------
                                                                     31,440,688

Ohio (3.6%)
-------------------------------------------------------------------------------
     1,500,000 Cleveland-Cuyahoga Cnty., Port.
               Auth. Rev. Bonds (Rock & Roll Hall
               of Fame), FSA, 3.6s, 12/1/14          Aaa              1,500,855
     4,500,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/15                            A1               5,146,875
     2,010,000 Marion Cnty., Hlth. Care Fac.
               Rev. Bonds  (United Church Homes),
               6 3/8s, 11/15/10                      BBB-             2,042,663
     3,910,000 OH State Bldg. Auth. Rev. Bonds
               (Administration Bldg.), Ser. A, 5s,
               10/1/18                               Aa2              4,139,713
     5,000,000 OH State Higher Edl. Fac. FRB
               (Kenyon College), 4.7s, 7/1/37        A2               5,243,750
               OH State Higher Edl. Fac.
               Rev. Bonds (Case Western Reserve U.)
     3,000,000 5 1/2s, 10/1/22                       AA-              3,307,500
     2,000,000 5 1/2s, 10/1/21                       AA-              2,217,500
       750,000 OH State Wtr. Dev. Auth. Poll.
               Control Fac. Mandatory Put Bonds
               (Cleveland Elec.), Class A, 3.75s,
               10/1/08                               Baa2               752,813
     3,000,000 OH State Wtr. Dev. Auth. Solid Waste
               Disp. Rev. Bonds (North Star Broken
               Hill Steel), 6.45s, 9/1/20            A+               3,157,890
                                                                 --------------
                                                                     27,509,559

Oregon (0.5%)
-------------------------------------------------------------------------------
     3,950,000 Multnomah Cnty., Hosp. Fac. Auth.
               Rev. Bonds (Terwilliger Plaza),
               6 1/2s, 12/1/29                       BB-/P            4,033,938

Pennsylvania (7.0%)
-------------------------------------------------------------------------------
     5,000,000 Allegheny Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Env. Imports), 4 3/4s,
               12/1/32                               Baa1             5,387,500
               Allentown, Hosp. Auth. Rev. Bonds
               (Sacred Heart Hosp.), Ser. A
       500,000 6 3/4s, 11/15/14                      Baa3               502,500
     1,000,000 6 1/2s, 11/15/08                      Baa3             1,011,080
     2,850,000 Beaver Cnty., Indl. Dev. Auth. Poll.
               Control Mandatory Put Bonds
               (Cleveland Elec.), 3.75s, 10/1/08     Baa2             2,846,438
     1,695,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Panther Creek
               Partners), 6.65s, 5/1/10              BBB-             1,834,838
     1,725,000 Chester Cnty., Hlth. & Ed. Fac.
               Auth. Rev. Bonds (Jenners Pond,
               Inc.), 7 1/4s, 7/1/24                 BB-/P            1,759,500
     2,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
               (Office & Pkg.), Ser. A, 6s,
               1/15/25                               D/P              1,162,500
     2,940,000 Dauphin Cnty., Hosp. Rev. Bonds
               (Northwestern Med. Ctr.), 8 5/8s,
               10/15/13                              AAA              3,166,968
       650,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds  (Good Samaritan Hosp.),
               6s, 11/15/35                          Baa1               664,625
               Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds
     3,000,000 (St. Luke's Hosp. - Bethlehem),
               5 3/8s, 8/15/33                       Baa2             2,977,500
     1,000,000 (Lehigh Valley Hosp. Hlth. Network),
               Ser. A, 5 1/4s, 7/1/32                A2               1,011,250
     3,000,000 Lehigh Cnty., Indl. Dev. Auth. Poll.
               Control Rev. Bonds (PA Pwr. & Lt.
               Co.), Ser. B, MBIA, 6.4s, 9/1/29      Aaa              3,076,290
       750,000 PA Convention Ctr. Auth. Rev. Bonds,
               Ser. A, 6 3/4s, 9/1/19                Baa2               769,425
               PA State Econ. Dev. Fin. Auth.
               Resource Recvy. Rev. Bonds
     2,000,000 (Colver), Ser. D, 7.15s, 12/1/18      BBB-             2,054,880
     4,000,000 (Colver), Ser. E, 8.05s, 12/1/15      BBB-/P           4,103,920
     3,590,000 (Northhampton), Ser. B, 6 3/4s,
               1/1/07                                BBB-             3,747,063
     3,000,000 (Northampton Generating), Ser. A,
               6 1/2s, 1/1/13                        BBB-             3,045,000
       945,000 PA State Higher Edl. Fac. Auth.
               Rev. Bonds (Philadelphia College of
               Osteopathic Medicine), 5s, 12/1/06    A                  995,794
     6,000,000 Philadelphia, Gas Wks. FRB, FSA,
               2.38s, 8/1/21                         Aaa              6,000,000
     6,000,000 Philadelphia, Gas Wks. IFB, FSA,
               8.6s, 8/1/21 (acquired 1/24/94, cost
               $5,621,520) (RES)                     Aaa              6,270,000
     1,245,000 Washington Cnty., Indl. Dev. Auth.
               Hlth. Care Fac. Rev. Bonds (1st
               Mtge. AHF/Central), 6 1/2s, 1/1/29    CCC              1,181,194
                                                                 --------------
                                                                     53,568,265

Puerto Rico (1.2%)
-------------------------------------------------------------------------------
     8,500,000 Cmnwlth. of PR, G.O. Bonds, MBIA,
               9.68s, 1/1/18 (acquired 6/12/95,
               cost $8,912,590) (RES)                AAA/P            9,284,550

Rhode Island (0.1%)
-------------------------------------------------------------------------------
       600,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds, Ser. A, 6 1/4s, 6/1/42    BBB                529,500

South Carolina (3.4%)
-------------------------------------------------------------------------------
     3,910,000 Charleston Cnty., Indl. Dev.
               Rev. Bonds  (Hoover Group, Inc.),
               8 1/2s, 11/1/02                       D/P              2,150,500
       970,000 Florence Cnty., Indl. Dev. Auth.
               Rev. Bonds  (Stone Container Corp.),
               7 3/8s, 2/1/07                        B/P                983,997
     1,350,000 Lexington Cnty. Rev. Bonds, 5 1/2s,
               11/1/32                               A2               1,385,438
               Piedmont, Muni. Elec. Pwr. Agcy.
               Rev. Bonds, Ser. A, FGIC
     5,490,000 6 1/2s, 1/1/16                        Aaa              6,828,188
       630,000 6 1/2s, 1/1/16 (Escrow)               Aaa                774,900
     3,000,000 Richland Cnty. Rev. Bonds (Intl.
               Paper Co.), Ser. A, 4 1/4s, 10/1/07   Baa2             3,112,500
     1,750,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             1,872,500
     3,000,000 SC Jobs Econ. Dev. Auth.
               Rev. Bonds (Palmetto Hlth.), Ser. C,
               6 3/8s, 8/1/34                        Baa2             3,153,750
     6,000,000 SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B, 6 3/8s, 5/15/28   BBB              5,572,500
                                                                 --------------
                                                                     25,834,273

South Dakota (0.4%)
-------------------------------------------------------------------------------
     1,900,000 SD Edl. Enhancement Funding Corp.
               Rev. Bonds, Ser. B, 6 1/2s, 6/1/32    BBB              1,778,875
     1,230,000 SD State Hlth & Edl. Fac. Auth.
               Rev. Bonds (Sioux Valley Hosp. &
               Hlth. Syst.), Ser. A, 5 1/2s,
               11/1/31                               A1               1,271,513
                                                                 --------------
                                                                      3,050,388

Tennessee (0.9%)
-------------------------------------------------------------------------------
     3,000,000 Elizabethton, Hlth. & Edl. Fac.
               Board Rev. Bonds (Hosp. Ref. &
               Impt.), Ser. B, 8s, 7/1/33            Baa2             3,566,250
     3,000,000 Johnson City, Hlth. & Edl. Fac.
               Hosp. Board Rev. Bonds (Mountain
               States Hlth.), Ser. A,
               7 1/2s, 7/1/25                        BBB+             3,506,250
                                                                 --------------
                                                                      7,072,500

Texas (5.0%)
-------------------------------------------------------------------------------
     2,500,000 Abilene, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Sears Methodist
               Retirement), Ser. A, 7s, 11/15/33     BB/P             2,593,750
     1,500,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21                                Baa2             1,576,875
     5,000,000 Bexar Cnty., Hsg. Fin. Auth. Corp.
               Rev. Bonds (American
               Opty-Waterford), Ser. A1, 7s,
               12/1/36                               A3               5,056,250
     2,000,000 Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds (American
               Airlines, Inc.), 7 1/4s, 11/1/30      Caa2             1,270,000
     3,600,000 Georgetown, Hlth. Fac. Dev. Corp.
               Rev. Bonds, 6 1/4s, 8/15/29           BB               3,496,500
     1,500,000 Harris Cnty., Hlth. Fac. Dev. Corp.
               Hosp. Rev. Bonds (Memorial Hermann
               Hlth. Care Syst.), Class A, 5 1/4s,
               12/1/17                               A2               1,606,875
     5,000,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                B-               3,950,000
     1,500,000 Matagorda Cnty., Navigation Dist. TX
               Poll. Control Mandatory Put Bonds
               (American Elec. Power),  2.15s,
               11/1/04                               Baa2             1,499,490
     3,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             3,749,375
     4,000,000 Tarrant Cnty., Hlth. Fac. Dev. (TX
               Hlth. Resource Sys.), Ser. A, MBIA,
               5 3/4s, 2/15/12                       Aaa              4,600,000
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
     2,500,000 6 1/8s, 7/1/23                        Baa3             2,500,150
     1,650,000 6s, 7/1/25                            Baa3             1,621,125
     3,500,000 TX State IFB, Ser. B, 11.051s,
               9/30/11                               Aa1              4,720,625
                                                                 --------------
                                                                     38,241,015

Utah (0.3%)
-------------------------------------------------------------------------------
     1,950,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil), 5.05s, 11/1/17        Baa1             2,137,671

Virginia (1.0%)
-------------------------------------------------------------------------------
     3,000,000 Henrico Cnty. Econ. Dev. Auth.
               Rev. Bonds (United Methodist),
               Ser. A, 6 1/2s, 6/1/22                BB+/P            3,052,500
     5,000,000 Suffolk, Redev. & Hsg. Auth.
               Rev. Bonds (Beach-Oxford Apts.),
               6.1s, 4/1/26                          BB-/P            4,581,250
                                                                 --------------
                                                                      7,633,750

Washington (0.8%)
-------------------------------------------------------------------------------
     5,000,000 WA State Pub. Pwr. Supply Syst.
               Rev. Bonds (Nuclear No. 3), Ser. B,
               MBIA, 7 1/8s, 7/1/16                  Aaa             6,475,000

West Virginia (0.6%)
-------------------------------------------------------------------------------
     3,600,000 WV State G.O. Bonds, Ser. D, FGIC,
               6 1/2s, 11/1/26                       Aaa             4,333,500

Wisconsin (1.4%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     1,000,000 7s, 6/1/28                            BBB                993,750
     7,750,000 6 3/8s, 6/1/32                        BBB              7,120,313
     2,500,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan
               Svcs.), 5 1/8s, 8/15/33               A2               2,468,750
                                                                 --------------
                                                                     10,582,813

Wyoming (0.8%)
-------------------------------------------------------------------------------
     2,000,000 Sweetwater Cnty., Poll. Control
               Rev. Bonds  (Idaho Power Co.),
               Ser. A, 6.05s, 7/15/26                A3               2,115,000
     4,400,000 Sweetwater Cnty., Poll. Control
               VRDN (Pacificorp.), Ser. B, 1.8s,
               1/1/14                                VMIG1            4,400,000

                                                                 --------------
                                                                      6,515,000
                                                                 --------------
               Total Municipal bonds and notes
               (cost $715,270,108)                                 $741,824,152

Preferred stocks (0.9%) (a) (cost $6,000,000)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     6,000,000 MuniMae Tax Exempt Bond Subsidiary,
               LLC 144A 6.875% cum. pfd.             A3              $6,630,000

Common stocks (--%) (a) (cost $--)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        47,911 Hoover Group, Inc. (AFF)                                      $5
-------------------------------------------------------------------------------
               Total Investments
               (cost $721,270,108)                                 $748,454,157
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $768,532,799.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2004. Securities rated by Putnam are indicated by "/P".

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2004 was $34,961,425 or 4.5% of net assets.


(AFF) Affiliated Companies (Note 5).

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on VRDN, mandatory put bonds, and Floating Rate Bonds
      (FRB) are the current interest rates at September 30, 2004.

      The rates shown on IFB's, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at September 30, 2004.

      The fund had the following industry group concentrations greater than 10% at September 30, 2004 (as a percentage of net assets):

      Utilities               24.0%
      Health care             23.3

      The fund had the following insurance concentration greater than 10% at September 30, 2004 (as a percentage of net assets):

      MBIA                   10.0%

      The dates shown on Mandatory Put Bonds are the next mandatory put dates.

      Interest rate swap contracts outstanding at September 30, 2004
      (Unaudited)

                                         Notional    Termination   Unrealized
                                         Amount      date          appreciation
      -------------------------------------------------------------------------
      Agreement with JP Morgan Chase
      Bank dated September 24, 2004
      to pay quarterly the notional
      multiplied by 3.513% and receive
      quarterly the notional multiplied
      by the Bond Market Association
      Municipal Swap Index.              $9,000,000  12/29/14      $40,500
      -------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
September 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1)
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $721,270,108)              $748,454,152
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $--) (Note 5)                           5
-------------------------------------------------------------------------------
Cash                                                                  452,543
-------------------------------------------------------------------------------
Interest and other receivables                                     12,512,096
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                196,409
-------------------------------------------------------------------------------
Receivable for securities sold                                     12,171,923
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                            40,500
-------------------------------------------------------------------------------
Total assets                                                      773,827,628

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 528,235
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,737,848
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,124,641
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          951,627
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            220,868
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                117,233
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,491
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                495,536
-------------------------------------------------------------------------------
Other accrued expenses                                                116,350
-------------------------------------------------------------------------------
Total liabilities                                                   5,294,829
-------------------------------------------------------------------------------
Net assets                                                       $768,532,799

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $798,876,412
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        2,506,817
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (60,074,979)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         27,224,549
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $768,532,799

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($629,595,752 divided by 72,588,290 shares)                             $8.67
-------------------------------------------------------------------------------
Offering price per class A share (100/95.50 of $8.67)*                  $9.08
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($118,170,193 divided by 13,631,250 shares)**                           $8.67
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($13,220,533 divided by 1,523,260 shares)**                             $8.68
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($7,546,321 divided by 870,436 shares)                                  $8.67
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.67)***                $8.96
-------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended September 30, 2004 (Unaudited)

Interest income:                                                  $23,493,262
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,969,474
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                      362,651
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                72,732
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             13,857
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        8,433
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 796,835
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 545,439
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  64,861
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  19,475
-------------------------------------------------------------------------------
Other                                                                 140,423
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    14,990
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (14,990)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                        (24,339)
-------------------------------------------------------------------------------
Total expenses                                                      3,969,841
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (33,641)
-------------------------------------------------------------------------------
Net expenses                                                        3,936,200
-------------------------------------------------------------------------------
Net investment income                                              19,557,062
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (1,681,253)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and swap
contracts during the period                                        (7,331,918)
-------------------------------------------------------------------------------
Net loss on investments                                            (9,013,171)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $10,543,891
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                September 30         March 31
Decrease in net assets                                  2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $19,557,062      $45,332,872
-------------------------------------------------------------------------------
Net realized loss on investments                  (1,681,253)     (29,164,223)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                    (7,331,918)      43,774,741
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        10,543,891       59,943,390
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From ordinary income
-------------------------------------------------------------------------------
Class A                                          (14,898,590)        (529,766)
-------------------------------------------------------------------------------
Class B                                           (2,624,110)        (123,318)
-------------------------------------------------------------------------------
Class C                                             (254,257)         (11,434)
-------------------------------------------------------------------------------
Class M                                             (172,827)          (6,917)
-------------------------------------------------------------------------------
From tax-exempt income
-------------------------------------------------------------------------------
Class A                                                   --      (36,111,300)
-------------------------------------------------------------------------------
Class B                                                   --       (7,416,424)
-------------------------------------------------------------------------------
Class C                                                   --         (668,906)
-------------------------------------------------------------------------------
Class M                                                   --         (500,906)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (62,637,935)    (243,010,343)
-------------------------------------------------------------------------------
Total decrease in net assets                     (70,043,828)    (228,435,924)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              838,576,627    1,067,012,551
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $2,506,817 and
$899,539, respectively)                         $768,532,799     $838,576,627
-------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                          ended
                                         Sept. 30
Per-share                               (Unaudited)                                  Year ended March 31
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.74           $8.60           $8.62           $8.85           $8.61           $9.25
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .22 (c)         .41 (c)         .45             .49             .48             .49
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.09)            .14            (.01)           (.24)            .24            (.64)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                        .13             .55             .44             .25             .72            (.15)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.20)           (.41)           (.46)           (.48)           (.48)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.20)           (.41)           (.46)           (.48)           (.48)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.67           $8.74           $8.60           $8.62           $8.85           $8.61
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      1.53*           6.59            5.15            2.83            8.67           (1.53)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $629,596        $671,931        $823,708        $841,445        $752,169        $715,475
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .45*(c)         .89 (c)         .94             .95             .95             .94
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.54*(c)        4.77 (c)        5.18            5.51            5.57            5.62
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     18.25*          19.45           32.03           16.46           12.76           14.32
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 2004 and March 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class A shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         Sept. 30
Per-share                               (Unaudited)                                  Year ended March 31
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.74           $8.60           $8.62           $8.84           $8.61           $9.24
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .19 (c)         .36 (c)         .40             .43             .43             .44
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.09)            .14            (.02)           (.23)            .23            (.63)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                        .10             .50             .38             .20             .66            (.19)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.17)           (.36)           (.40)           (.42)           (.43)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.17)           (.36)           (.40)           (.42)           (.43)           (.44)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.67           $8.74           $8.60           $8.62           $8.84           $8.61
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      1.22*           5.95            4.53            2.33            7.90           (2.02)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $118,170        $144,352        $211,399        $255,540        $372,129        $420,310
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .75*(c)        1.49 (c)        1.54            1.55            1.55            1.54
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.26*(c)        4.17 (c)        4.59            4.90            4.98            5.02
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     18.25*          19.45           32.03           16.46           12.76           14.32
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 2004 and March 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class B shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                        Six months
                                           ended
                                         Sept. 30
Per-share                               (Unaudited)                                 Year ended March 31
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.75           $8.61           $8.62           $8.85           $8.61           $9.25
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .19 (c)         .35 (c)         .39             .42             .42             .43
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.09)            .14            (.01)           (.24)            .24            (.64)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                        .10             .49             .38             .18             .66            (.21)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.17)           (.35)           (.39)           (.41)           (.42)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.17)           (.35)           (.39)           (.41)           (.42)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.68           $8.75           $8.61           $8.62           $8.85           $8.61
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      1.14*           5.80            4.49            2.06            7.86           (2.26)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $13,221         $13,907         $18,881         $16,865         $12,330          $8,467
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .82*(c)        1.64 (c)        1.69            1.70            1.70            1.69
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.17*(c)        4.02 (c)        4.42            4.77            4.81            4.89
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     18.25*          19.45           32.03           16.46           12.76           14.32
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 2004 and March 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class C shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          Sept. 30
Per-share                               (Unaudited)                                 Year ended March 31
operating performance                       2004            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.74           $8.60           $8.62           $8.85           $8.61           $9.25
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                        .21 (c)         .39 (c)         .43             .47             .46             .47
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  (.09)            .14            (.02)           (.24)            .24            (.64)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                        .12             .53             .41             .23             .70            (.17)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.19)           (.39)           (.43)           (.46)           (.46)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.19)           (.39)           (.43)           (.46)           (.46)           (.47)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                              $8.67           $8.74           $8.60           $8.62           $8.85           $8.61
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                      1.40*           6.32            4.89            2.57            8.40           (1.77)
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                            $7,546          $8,387         $13,025         $12,828         $14,775         $13,286
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                    .57*(c)        1.14 (c)        1.19            1.20            1.20            1.19
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   2.42*(c)        4.52 (c)        4.93            5.26            5.32            5.37
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     18.25*          19.45           32.03           16.46           12.76           14.32
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended September 30, 2004 and March 31, 2004 reflect a reduction of less than 0.01% based on average net assets for class M shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
September 30, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with the preservation of capital.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares but lower than class C shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class A, class B, and class M shares, do not pay front-end sales charge but have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchang ing into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund's portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 2004, the fund had a capital loss carryover of $42,335,225 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
-------------------------------------
    $8,493,975      March 31, 2006
     1,799,903      March 31, 2007
    11,300,594      March 31, 2008
       765,567      March 31, 2009
    19,975,186      March 31, 2012

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending March 31, 2005 $9,505,452 of losses recognized during the period November 1, 2003 to March 31, 2004.

The aggregate identified cost on a tax basis is $721,359,309, resulting in gross unrealized appreciation and depreciation of $40,038,570 and $12,943,722, respectively, or net unrealized appreciation of $27,094,848.

E) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through March 31, 2005, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds. For the period ended September 30, 2004, Putnam Management waived $24,339 of its management fee to the fund.

For the period ended September 30, 2004, Putnam Management has assumed $14,990 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended September 30, 2004, the fund paid PFTC $419,241 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended September 30, 2004, the fund's expenses were reduced by $33,641 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,175, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended September 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $1,072 and $80 from the sale of class A and class M shares, respectively, and received $85,086 and $246 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended September 30, 2004, Putnam Retail Management, acting as underwriter, received $1,234 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended September 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $138,691,746 and $192,276,565, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At September 30, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                             Six months ended September 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,236,078       $19,145,867
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,121,357         9,593,687
----------------------------------------------------------------
                                     3,357,435        28,739,554

Shares repurchased                  (7,646,509)      (65,364,717)
----------------------------------------------------------------
Net decrease                        (4,289,074)     $(36,625,163)
----------------------------------------------------------------

                                       Year ended March 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          9,002,639       $78,008,319
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,725,707        23,658,553
----------------------------------------------------------------
                                    11,728,346       101,666,872

Shares repurchased                 (30,592,593)     (264,806,393)
----------------------------------------------------------------
Net decrease                       (18,864,247)    $(163,139,521)
----------------------------------------------------------------

                             Six months ended September 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            206,291        $1,765,275
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       188,812         1,614,184
----------------------------------------------------------------
                                       395,103         3,379,459

Shares repurchased                  (3,288,271)      (28,064,280)
----------------------------------------------------------------
Net decrease                        (2,893,168)     $(24,684,821)
----------------------------------------------------------------

                                       Year ended March 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            956,567        $8,271,245
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       542,731         4,731,629
----------------------------------------------------------------
                                     1,499,298        13,002,874

Shares repurchased                  (9,560,294)      (82,867,549)
----------------------------------------------------------------
Net decrease                        (8,060,996)     $(69,864,675)
----------------------------------------------------------------

                             Six months ended September 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            157,905        $1,357,001
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        16,720           143,334
----------------------------------------------------------------
                                       174,625         1,500,335

Shares repurchased                    (241,541)       (2,060,972)
----------------------------------------------------------------
Net decrease                           (66,916)        $(560,637)
----------------------------------------------------------------

                                       Year ended March 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            293,231        $2,563,316
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        50,106           434,996
----------------------------------------------------------------
                                       343,337         2,998,312

Shares repurchased                    (947,035)       (8,215,531)
----------------------------------------------------------------
Net decrease                          (603,698)      $(5,217,219)
----------------------------------------------------------------

                             Six months ended September 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             13,261          $112,940
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        14,032           120,005
----------------------------------------------------------------
                                        27,293           232,945

Shares repurchased                    (116,852)       (1,000,259)
----------------------------------------------------------------
Net decrease                           (89,559)        $(767,314)
----------------------------------------------------------------

                                       Year ended March 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             89,605          $783,931
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        38,338           332,528
----------------------------------------------------------------
                                       127,943         1,116,459

Shares repurchased                    (682,268)       (5,905,387)
----------------------------------------------------------------
Net decrease                          (554,325)      $(4,788,928)
----------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

                      Purchase     Sales     Dividend     Market
Affiliates                Cost      Cost       Income      Value
----------------------------------------------------------------
Hoover Group, Inc.         $--       $--          $--         $5
----------------------------------------------------------------

Market values are shown for those securities affiliated at period end.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Note 7
Actions by Trustees

On October 15, 2004 the Trustees approved the merger of Putnam Municipal Income Fund into Putnam Tax Free High Yield Fund. It is subject to a number of conditions and there is no guarantee it will occur.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts,
Michigan, Minnesota, New Jersey, New York,
Ohio and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

   Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

Not FDIC Insured    May Lose Value    No Bank Guarantee

SA040-216518  11/04

Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: November 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 30, 2004